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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
                             ___________________

                                  FORM 8-K

                               CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported): December 31, 2004

                       FARMSTEAD TELEPHONE GROUP, INC.
           (Exact name of registrant as specified in its charter)


            Delaware                   0-15938               06-1205743
(State or other jurisdiction of      (Commission           (IRS Employer
         incorporation)              File Number)       Identification No.)


    22 Prestige Park Circle, East Hartford, CT               06108-3728
     (Address of principal executive offices)                (Zip Code)


     Registrant's telephone number, including area code: (860) 610-6000


___________________________________________________________________________
       (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02.  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

      On January 6, 2005, Farmstead Telephone Group, Inc. issued a press release announcing the appointment of Alfred G. Stein to the position of Executive Vice President, effective January 15, 2005. Mr. Stein succeeds Michael R. Johnson who departed the Company December 31, 2004. Since September 13, 2004, Mr. Stein has been a consultant to the Company, assisting management in the development of a strategic re-direction of the Company's sales organization and product offerings.

      The Company and Mr. Stein have reached agreement on the principal terms of a two-year employment agreement which will include the following key provisions: (i) an annual base salary of $175,000, (ii) an annual bonus of up to 100% of base salary based upon the attainment of a Board-approved annual business plan which includes revenue and operating profit targets and (iii) the grant of an an option to purchase up to 250,000 shares of common stock under the 2002 Stock Option Plan at an exercise price equal to the fair market value of the common stock on the effective date of his employment. Fifty Thousand (50,000) shares are exercisable six months after the grant date, 100,000 shares are exercisable one year after the grant date, and 100,000 shares are exercisable two years after the grant date. The options expire ten years after the grant date. From September 13, 2004 to January 15, 2005, Mr. Stein earned $40,000 in consulting fees.

      Mr. Stein comes to Farmstead with extensive experience in the telecommunications industry. Since 2002 he served as founder and President of Matthews & Wolf, LLC, a small business consulting firm. From 1998 to 2002 he served as Vice President - Business Process Development for Exp@nets, Inc. a voice and data solutions provider with over $1 billion in revenues. From 1983 to 1998, he was President of Eagle Intercommunications, Inc. a New York based telecommunications solution provider selling Toshiba, NYNEX and Avaya products and services. Eagle was acquired by Exp@nets in May of 1998.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

99(a) Press release dated January 6, 2005.


                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       FARMSTEAD TELEPHONE GROUP, INC.


                                       By: /s/Robert G. LaVigne
                                           --------------------------
                                           Robert G. LaVigne
                                           Executive Vice President &
                                           Chief Financial Officer


Date: January 6, 2005


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